UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report:    May 18, 2023
(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       603-330-5850

None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Class B Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
☐    Emerging growth company
☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Company’s Annual Meeting of Stockholders held on May 12, 2023, security holders voted to approve the adoption of the Company’s Amended and Restated Certificate of Incorporation to eliminate the Class B Common Stock. The foregoing description is qualified in its entirety by the Amended and Restated Certificate of Incorporation, which is filed herewith as Exhibit 3(a).

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of stockholders held on May 12, 2023, there were six items subject to a vote of security holders: (1) the election of nine members of the Board of Directors of the Company; (2) the ratification of the appointment of KPMG LLP as the Company’s independent auditor, (3) the approval, by nonbinding vote, of executive compensation, (4) the approval, by nonbinding vote, of the frequency of stockholder voting on executive compensation; (5) the approval of the Company’s 2023 Long Term Incentive Plan; and (6) the approval of the adoption of the Second Amended and Restated Certificate of Incorporation.

1.In the vote for the election of nine members of the Board of Directors of the Company, the number of votes cast for, the number of votes withheld from, and broker non-votes as to each of the nominees were as follows:

	Number of Votes For		Number of Votes Withheld		Broker Non-Votes
Nominee	Class A	Class B	Class A	Class B	Class A	Class B
Erland E. Kailbourne	25,905,987	—	3,423,389	—	490,980	—

John R. Scannell	26,265,161	—	3,064,215	—	490,980	—

Katharine L. Plourde	24,360,893	—	4,968,483	—	490,980	—

A.William Higgins	27,627,563	—	1,701,813	—	490,980	—

Kenneth W. Krueger	25,788,730	—	3,540,646	—	490,980	—

Mark J. Murphy	26,448,574	—	2,880,802	—	490,980	—

J. Michael McQuade	27,806,670	—	1,522,706	—	490,980	—

Christina M. Alvord	27,807,405	—	1,521,971	—	490,980	—

Russell E. Toney	27,806,514	—	1,522,862	—	490,980	—

2.In the vote for the ratification of the appoint of KPMG LLP as the Company's independent auditor, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
28,545,468	1,271,498	3,390	—

3.In the vote to approve, by non-binding vote, executive compensation, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
29,067,760	248,746	12,870	490,980

4.In the vote to approve, by non-binding vote, the frequency of voting on executive compensation, the number of votes cast for and the number cast as abstentions were as follows:

1 Year	2 Years	3 Years	Abstain
28,045,417	52,997	1,227,765	3,197

5.In the vote to approve the Company’s 2023 Long Term Incentive Plan, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
27,000,149	2,320,697	8,530	490,980

6.In the vote to approve the adoption of the Second Amended and Restated Certificate of Incorporation, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
29,274,064	4,126	51,186	490,980

(d) Disclosure Regarding Frequency of Shareholder Advisory Vote on Executive Compensation:

A majority of the votes cast by Stockholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation every year. In line with this recommendation by our Stockholders, the Board of Directors has decided that it will include, until further action by the Board, an advisory shareholder vote on executive compensation in its proxy material every year until the next required advisory vote on the frequency of shareholder votes on executive compensation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:

3(a)    Amended and Restated Certificate of Incorporation of Albany International Corp.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Robert D. Starr

Name:	Robert D. Starr
Title:	Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)
Date: May 18, 2023

EXHIBIT INDEX

Exhibit No.	Description
3(a)	Amended and Restated Certificate of Incorporation of Albany International Corp.
104	Inline XBRL cover page.